SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       November 1, 2004
               -----------------------------------------------------------------
                       (Date of earliest event reported)

                    Synthetic Fixed-Income Securities, Inc.
                                 On Behalf of

   STRATS(SM) Trust For Goldman Sachs Group, Inc. Securities, Series 2004-14
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              (Exact Name of Registrant as Specified in Charter)

      Delaware              333-111858-09                52-2316339
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(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)

One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                              28288
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(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's Telephone Number, including area code (704) 374-6611
                                                          --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      Other Events
                ------------

     On November 1, 2004, Synthetic Fixed-Income Securities, Inc. ("SFSI") transferred $15,000,000 5.150% Subordinated Notes due 2014 (the "Underlying Securities"), issued by Goldman Sachs Group, Inc. to the STRATS(SM) Trust For Goldman Sachs Group, Inc. Securities, Series 2004-14 (the "Trust") established by SFSI, which issued 15,000 Floating Rate STRATS(SM) Certificates, Series 2004-14, issued pursuant to a base trust agreement, dated as of September 26, 2003 (the "Base Trust Agreement"), between SFSI and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of November 1, 2004 (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement"), between SFSI and the Trustee. The Floating Rate Certificates were purchased by Wachovia Capital Markets, LLC ("Wachovia") from SFSI pursuant to an underwriting agreement, dated October 14, 2004 (the "Underwriting Agreement"), between SFSI and Wachovia, as underwriter.

ITEM 9.01.      Financial Statements and Exhibits
                ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.             Description
--------------          -----------

      4.1               Series Supplement, dated as of November 1, 2004.


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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SYNTHETIC FIXED-INCOME SECURITIES, INC.


                                      /s/ Jimmy Whang
                                      ----------------------------------------
                                      Name:  Jimmy Whang
                                      Title:    Director

November 1, 2004






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

INDEX TO EXHIBITS
    Exhibit No.                         Description
    -----------                         -----------

        4.1           Series Supplement, dated as of November 1, 2004.





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